UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2022, LMF Acquisition Opportunities, Inc. (“LMAO”), a Delaware special purpose acquisition company sponsored by LM Funding America, Inc. (“LMFA”) through its majority owned subsidiary LMFAO Sponsor, LLC (“Sponsor”), consummated the previously announced business combination transaction (the “LMAO Business Combination”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated April 21, 2022, by and among LMAO, LMF Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of LMAO (“Merger Sub”), and SeaStar Medical, Inc., a Delaware corporation (“SeaStar Medical”). Pursuant to the Merger Agreement, upon the closing of the Business Combination, SeaStar Medical was merged with and into Merger Sub, with SeaStar Medical continuing as the surviving entity in the merger as a wholly-owned subsidiary of LMAO and with LMAO changing its name in connection with the merger to SeaStar Medical Holdings Corporation (“SMHC”).

In connection with the closing of the LMAO Business Combination, on October 28, 2022, Sponsor and SMHC amended, restated, and consolidated (i) the original Promissory Note, dated July 29, 2022, issued by LMAO to Sponsor in the principal amount of $1,035,000 and (ii) the original Amended and Restated Promissory Note, effective June 30, 2022, issued by LMAO to Sponsor in the principal amount of $1,750,000 (collectively, the “Original Sponsor Notes”), by entering into one consolidated amended and restated promissory note with an aggregate principal amount of $2,785,000 (the “Amended Sponsor Note”).

Additionally, on October 28, 2022, LMFA and SeaStar Medical amended and restated the original Promissory Note, dated September 9, 2022, issued by SeaStar Medical to LMFA in the principal amount of $700,000 (the “Original LMFA Note”), by entering into an amended and restated promissory note (the “Amended LMFA Note”).

The Amended Sponsor Note and the Amended LMFA Note (collectively, the “Notes”) extend the maturity date of the Original Sponsor Notes and Original LMFA Note, respectively, from the closing date of the Business Combination to October 30, 2023, subject to mandatory prepayments equal to a specified percentage of funds raised by SMHC prior to majority. The Notes both bear interest at a per annum rate equal to Seven Percent (7.0%), simple interest, and pursuant to Security Agreements entered into by the parties (the “Security Agreements”), are secured by all of the assets of SMHC and SeaStar Medical (excluding certain intellectual property rights). The Notes contain customary representations, warranties, and affirmative and negative covenants and are subject to customary events of default, the occurrence of which may result in the outstanding balance of the Notes to become immediately due and payable.

A copy of the Amended Sponsor Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Amended LMFA Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of the Security Agreements are attached as Exhibit 10.3 and 10.4 to this Current Report on Form 8-K. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the Amended Sponsor Note, the Amended LMFA Note, and the Security Agreements.

Item 7.01 Regulation FD Disclosure.

On October 28, 2022, LMAO and SMHC issued a joint press release announcing the closing of the LMAO Business Combination. A copy of the press release is furnished hereby as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of LMFA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Consolidated Amended and Restated Promissory Note, dated October 28, 2022, issued by SeaStar Medical Holding Corporation. to LMFAO Sponsor, LLC
10.2	Amended and Restated Promissory Note, dated October 28, 2022, issued by SeaStar Medical, Inc. to LM Funding America, Inc.
10.3	Security Agreement, dated October 28, 2022, among SeaStar Medical Holding Corporation, SeaStar Medical, Inc., and LMFAO Sponsor, LLC.
10.4	Security Agreement, dated October 28, 2022, among SeaStar Medical, Inc., SeaStar Medical, Inc., and LM Funding America, Inc.
99.1	Press Release, dated October 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based LMFA’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, without limitation, the risks associated with the future business and financial condition of SMHC and SeaStar as it relates to the payment of the Notes. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports LMFA files with the SEC, including LMFA’s Annual Report on Form 10-K for the year ended December 31, 2021, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. LMFA disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	November 3, 2022	By:	/s/ Richard Russell
Richard Russell, CFO